UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2014

CUBESMART
CUBESMART, L.P.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32324	20-1024732
(CubeSmart)

Delaware	000-54662	34-1837021
(CubeSmart, L.P.)
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

5 Old Lancaster Road
Malvern, PA 19355
(Address of principal executive offices) (Zip Code)

(610) 535-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 5, 2014, CubeSmart, a Maryland real estate investment trust (the “Company”), and CubeSmart, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into separate amendments (the “Amendments”) to each of the Equity Distribution Agreements (as amended collectively the “Equity Distribution Agreements”) entered into on May 7, 2013 with each of Wells Fargo Securities, LLC, BMO Capital Markets Corp., Jefferies LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC (collectively, the “Sales Agents”) in connection with the Company’s “at-the-market” offering program (the “Offering”). The Amendments increased the number of common shares of beneficial interest of the Company, $0.01 par value per share (the “Common Shares”) which the Company may now sell through the Sales Agents, from time to time, under the Equity Distribution Agreements to 20,000,000.

The Common Shares are being offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-194661) (the “New Shelf Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2014, which became effective immediately upon filing. A prospectus supplement relating to the Offering has been filed today with the SEC to continue the Offering under the New Shelf Registration Statement.

The legal opinion of Pepper Hamilton LLP relating to the legality of the shares offered by the prospectus supplement and the legal opinion of Pepper Hamilton with respect to certain tax matters are attached as Exhibit 5.1 and Exhibit 8.1, respectively, to this Current Report.

The Company intends to contribute the net proceeds from the offering of the Common Shares to the Operating Partnership in exchange for partnership units of the Operating Partnership. The Operating Partnership intends to use the net proceeds from the Offering for general business purposes, including, without limitation, repayment of outstanding debt, acquisitions, developments, joint ventures, capital expenditures, working capital and other general corporate purposes.

The other specifics of the Equity Distribution Agreements  are incorporated by reference from the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 7, 2013.  The Form of Amendments is filed as Exhibit 1.1 hereto, and the description of the material terms of the Amendments in this Item 1.01 is qualified in its entirely by reference to such Exhibit, which is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 3.02 Unregistered Sales of Equity Securities

The information about the issuance by the Operating Partnership of additional partnership units under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
1.1	Form of Amendment No. 1 to Equity Distribution Agreement, dated May 5, 2014, by and among CubeSmart, CubeSmart, L.P. and each of the Sales Agents.
5.1	Opinion of Pepper Hamilton LLP regarding the legality of the shares offered.
8.1	Opinion of Pepper Hamilton LLP with respect to certain tax matters.
23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1).
23.2	Consent of Pepper Hamilton LLP (included in Exhibit 8.1).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CubeSmart

	By:	/s/ Jeffrey P. Foster
Jeffrey P. Foster
Senior Vice President, Chief Legal Officer & Secretary

CubeSmart, L.P.

By: CubeSmart, its general partner

	By:	/s/ Jeffrey P. Foster
Jeffrey P. Foster
Senior Vice President, Chief Legal Officer & Secretary

Date: May 5, 2014

EXHIBIT INDEX

Exhibit No.	Description
1.1	Form of Amendment No. 1 to Equity Distribution Agreement, dated May 5, 2014, by and among CubeSmart, CubeSmart, L.P. and each of the Sales Agents.
5.1	Opinion of Pepper Hamilton LLP regarding the legality of the shares offered.
8.1	Opinion of Pepper Hamilton LLP with respect to certain tax matters.
23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1).
23.2	Consent of Pepper Hamilton LLP (included in Exhibit 8.1).